UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities and Exchange Act 1934



Date of Report:     January 29, 2002

                            INTEGRAMED AMERICA, INC.

               (Exact name of registrant as specified in charter)


                                    Delaware

                 (State of other jurisdiction of incorporation)


         0-20260 and 1-11440                          06-1150326
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      (Commission File Numbers)           (IRS Employer Identification No.)


One Manhattanville Road, Purchase, NY                   10577
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone no. including area code: (914) 253-8000
                                                --------------


Registrant's former name: IVF America, Inc.
                          -----------------

ITEM 7.      Financial Statements, Pro Forma Financial Information and Exhibits

             (c) Exhibits

                 Exhibit No.  Description of Exhibit
                 -----------  ------------------------
                    99.8      Registrant's Press Release dated January 29, 2002

ITEM 9.      Regulation FD disclosure

             Registrant's Press Release dated January 29, 2001 attached as
Exhibit 99.8 hereto is furnished pursuant to Regulation FD; it is not filed.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          INTEGRAMED AMERICA, INC.
                                          (Registrant)




Date:    January 29, 2002           By:  /s/John W. Hlywak
                                            --------------------------
                                            John W. Hlywak, Jr.
                                            Sr. Vice President and
                                            Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)